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                         GT GLOBAL GROWTH & INCOME FUND

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997
                  SUPPLANTING SUPPLEMENT DATED APRIL 28, 1997

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THE  FOLLOWING REVISES  AND SUPERSEDES  THE DISCUSSION  UNDER "HOW  TO INVEST --
PURCHASING CLASS A SHARES" WITH RESPECT TO GT GLOBAL GROWTH & INCOME FUND:

As of August 1, 1997, the Class A share sales charge waiver described under section (xiii) of "Sales Charge Waivers -- Class A Shares" is no longer available.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS B SHARES" WITH RESPECT TO THE FUND:

Class B shares of the Fund may not be purchased for a Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Accounts ("SIMPLE IRAs") for which a designated financial institution was selected by the employer on Form 5305-SIMPLE. Class B shares of the Fund may still be purchased for SIMPLE IRAs using Form 5304-SIMPLE. In addition, Class A shares of the Fund may still be purchased for all SIMPLE IRAs.

Upon redemption, Class B shares of the Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of the Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

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GROST706033M                                                       June 16, 1997